UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

THE THAI FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
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THE THAI FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of the Annual Meeting of Stockholders (the "Meeting") of The Thai Fund, Inc. (the "Fund"), to be held on June 24, 2013, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, NY 10036 at [_______] a.m., and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  To elect Directors of the Fund, each to serve until the year 2016 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or charter.

2.  To consider and act upon a proposal to liquidate and terminate the contractual investment plan existing in Thailand through which the Fund currently holds all of its Thai assets.

3.  To consider and act upon a stockholder proposal to terminate the Investment Management Agreement between Morgan Stanley Investment Management Inc. and the Fund.

4.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Fund at the close of business on April 19, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: May 9, 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2013:

The Proxy Statement for the Annual Meeting of Stockholders is available on the Internet at the website address located on the enclosed Proxy Card.

THE THAI FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the "Board") of the Thai Fund, Inc. (the "Fund") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held on June 24, 2013, at 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, NY 10036. It is expected that the Notice of Annual Meeting, Proxy Statement and Proxy Card will first be mailed to stockholders of the Fund ("Stockholders") on or about May 9, 2013. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the enclosed form of Proxy for the Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of common stock with respect to the Fund (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked proxies submitted by Stockholders will be voted FOR each of the nominees for election as Director of the Fund; FOR the liquidation and termination of the contractual investment plan existing in Thailand through which the Fund currently holds all of its Thai assets (the "Investment Plan"); and AGAINST the stockholder proposal to terminate the Investment Management Agreement between Morgan Stanley Investment Management Inc. and the Fund, each as set forth in the attached Notice of Annual Meeting of Stockholders. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting. Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on April 19, 2013 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. On that date, the Fund had [ ] Shares outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Fund or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser and administrator for the Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Georgeson Inc. and/or Computershare Fund Services ("Georgeson"), the Fund's proxy solicitor, to make telephone calls to Stockholders to remind them to vote. The transfer agent services for the Fund are currently provided by Computershare Trust Company, N.A. (the "Transfer Agent").

Stockholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that Georgeson is retained as proxy solicitor, Georgeson will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $[___], which would be borne by the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2012 to any Stockholder of the Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund, Morgan Stanley Closed-End Funds c/o Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078, by calling toll-free (800) 231-2608 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as the Fund's administrator. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the Fund, Morgan Stanley Closed-End Funds c/o Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078, or by calling toll-free (800) 231-2608. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 231-2608.

The Board of Directors of the Fund recommends that you vote:

•  "FOR" the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meeting;

•  "FOR" the liquidation and termination of the Investment Plan as set forth in Proposal No. 2 of the Notice of Annual Meeting; and

•  "AGAINST" the stockholder proposal to terminate the Investment Management Agreement between Morgan Stanley Investment Management Inc. and the Fund as set forth in Proposal No. 3 of the Notice of Annual Meeting.

Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meeting, Stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of Frank L. Bowman, James F. Higgins and Manuel H. Johnson as Class III Directors for a term expiring in 2016.

Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors of the Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires.

Class I	Class II	Class III
Kathleen A. Dennis	Michael Bozic	Frank L. Bowman
Joseph J. Kearns	Michael F. Klein	James F. Higgins
Michael E. Nugent	W. Allen Reed	Manuel H. Johnson
Fergus Reid

Only the Directors currently in Class III are being considered for election at this Meeting.

Pursuant to the Fund's By-Laws, each Director holds office until the expiration of his or her term and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the charter. Each officer of the Fund will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of Board of Directors of the Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of Directors of the Fund. The Chairperson also presides at all meetings of the Board of Directors of the Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors of the Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors of the Fund has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Board Meetings and Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer and portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors of the Fund and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity, and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board of Directors of the Fund, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Board Meetings and Committees

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael F. Klein, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Fund (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit B. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund. The members of the Governance Committee of the Fund are Kathleen A. Dennis and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Fund's Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from Stockholders to the Board. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Board of the Fund formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of the Fund currently consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee of the Fund is Michael Bozic. The Compliance and Insurance Committee has a Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Fund has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee of the Fund is Manuel H. Johnson.

The Investment Committee of the Fund has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Fund's primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus

Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund's fiscal year ended December 31, 2012, the Board of Directors held the following meetings:

Board of Directors	8
Committee/Sub-Committee:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	6
Money Market and Alternatives Sub-Committee	5
Closed-End Fund Committee	2

For the 2012 fiscal year, each current Director other than W. Allen Reed attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; and for the Fund's last annual Stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund's Board of Directors. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Fund not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management's discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for the Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board of the Fund has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board of the Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Stockholders. Information about the Fund's Governance Committee and Board of Director nomination process is provided above under the caption "Board Meetings and Committees."

Certain information regarding the Directors of the Fund and nominees for election as Directors is set forth below:

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Frank L. Bowman† (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of the Fund	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

*  Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director at the Meeting.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of the Fund	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of the Fund	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.

*  Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Dr. Manuel H. Johnson† (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director of the Fund	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission;) formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director of the Fund	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director at the Meeting.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of the Fund	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC.; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Director of the Fund and Chairperson of the Board of the Fund	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.

*  Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director of the Fund	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Boulevard Pawling, NY 12564	Director of the Fund	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund complex.
Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Interested Director
James F. Higgins†# (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director of each of the Funds	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each class of Directors has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

#  "Interested person" of the Fund within the meaning of the 1940 Act.

†  Nominee for election as a Director at the Meeting.

No director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the Officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds (since June 2011) and AIP Funds (since February 2013)

President and Principal Executive Officer of the Equity and Fixed Income Funds (since June 2011) and the Morgan Stanley AIP Funds (since February 2013) in the Fund Complex; Head of the Long-Only Business of Morgan Stanley Investment Management (since February 2011) and Head of Morgan Stanley AIP (since February 2013); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006) and Director of the Adviser and various entities affiliated with the Adviser (since March 2013). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (40) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term until his or her successor is elected.

Experience, Qualifications and Attributes. The Board of the Fund has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of B.P. p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the U.S. Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Securities Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with nearly 20 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief

Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of various Morgan Stanley Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JPMorgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Directors' principal occupations during the past five years or more are shown in the above tables.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in the Fund and in certain registered investment companies, including the Fund, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the Fund and each nominee for election as a Director, as of December 31, 2012. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the Fund's Shares as of December 31, 2012.

Name of Directors	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Director
Bowman	None	over $100,000
Bozic	None	over $100,000
Dennis	None	over $100,000
Johnson	None	over $100,000
Kearns(1)	None	over $100,000
Klein	None	over $100,000
Nugent	None	over $100,000
Reed(1)	None	over $100,000
Reid(1)	None	over $100,000
Interested Director
Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the various Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

Compensation of Directors and Officers

Effective January 1, 2013, each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $220,000 for serving as a Director of the Morgan Stanley Funds. Prior to January 1, 2013, each Director (except for the Chairperson of the Boards) received an annual retainer fee of $210,000 for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $440,000 ($420,000 prior to January 1, 2013) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to each of the Fund's Directors as of the Fund's fiscal year end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2012 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the "Fund Complex") for their services as Directors of such investment companies.

	Aggregate Compensation from the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Independent Director(1)
Bowman	$580	$241,500
Bozic	$571	$241,500
Dennis	$580	$241,500
Johnson	$645	$273,000
Kearns(3)	$682	$312,000
Klein	$580	$241,500
Nugent	$992	$420,000
Reed(2)(3)	$437	$181,125
Reid(3)	$571	$274,750
Interested Director
Higgins	$497	$210,000

(1)  Includes all amounts paid for serving as director of the funds as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustee deferred compensation from the Fund during the fiscal year ended December 31, 2012: Mr. Reed, $437.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2012 before deferral by the Directors under the DC Plan. As of December 31, 2012, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $594,589, $969,468 and $619,208, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of certain Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible Trustee/Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2012, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Directors:	Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement(1)
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	$30,211	$64,338
Michael E. Nugent	$6,8054	$57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

The election of the nominees for election as Directors of the Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A majority of the votes cast means that the number of votes cast "for" a nominee's election exceeds the number of votes "withheld" with respect to that nominee (with abstentions not counting as votes "for" or "withheld"). Under the Fund's By-Laws, the presence in person or by proxy of Stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting. See "Additional Information."

The Board of Directors of the Fund recommends that you vote "FOR" the election of the nominees as Directors for the Fund set forth above.

LIQUIDATION AND DISSOLUTION OF THE FUND'S THAI INVESTMENT PLAN
(Proposal No. 2)

Introduction

At a meeting held on February 27-28, 2013, the Board of the Fund approved and recommended that the Stockholders approve the liquidation and termination of the contractual investment plan existing in Thailand through which the Fund currently holds all of its Thai assets (the "Investment Plan"), and directed that the matter be submitted to the Fund's Stockholders for their approval (the "Proposal"). Although approval of the Proposal by the Fund's Stockholders is not required pursuant to the Fund's organizational and operating documents, the Board has determined that the Proposal should nonetheless be submitted for Stockholder vote given the nature of the change in the Fund's structure.

If Stockholders approve the liquidation of the Investment Plan, subject to certain local regulatory approvals, the Fund will move to invest directly in the securities of Thai companies as soon as reasonably practicable and to make such other operational changes as may be necessary. If Stockholders do not approve the liquidation of the Investment Plan, the Board will consider what further action, if any, to take.

The Board recommends that you vote "FOR" the Proposal to liquidate and terminate the Investment Plan.

Background

Since its inception, the Fund has been the sole unitholder of the Investment Plan. Because the Investment Plan is a Thai entity, this structure allows the Fund, among other things, to invest in Thai securities without certain limits and/or restrictions imposed on foreign investors with respect to the purchase of local shares of Thai companies. As a consequence of the Fund investing in Thailand through an Investment Plan, all repatriations of funds (including funds related to income and net gains) out of Thailand by the Fund are subject to a 10% tax. As a result, all distributions made by the Fund to comply with the Internal Revenue Service requirements have resulted in a tax of 10% of the distribution amount, thereby reducing the actual amount distributed to every Stockholder. Furthermore, cash repatriated out of Thailand to pay the Fund's expenses is also subject to this 10% tax, as would be any amounts repatriated to finance buy-backs or tender offers by the Fund.

Shares of closed-end funds often trade in the marketplace at a discount to their net asset value ("NAV") and, since 2011, the Fund's market price has regularly traded at a discount to its NAV in excess of 12%. As of February 8, 2013, the 12-month average discount was 12.72% and the 18-month average discount was 13.24%. In light of the persistent discount, the Board has considered implementing share buy-backs or periodic tender offers to attempt to reduce/narrow such discount; however, because of the 10% tax on funds repatriated out of Thailand, the Board had determined that it was not in the Stockholders' best interests to execute buy-backs or tender offers because the value to be obtained through the share buy-backs or tender offers will be reduced by the amount of the 10% repatriation tax.

Given the importance of managing the Fund's discount, the Board considered various options, including structural changes to the Fund, to eliminate the repatriation tax burden for Stockholders and allow the Fund to conduct tender offers and share buybacks in a less costly manner to attempt to manage the discount. After considering a number of options for the Fund, Management determined that the most advantageous option is to liquidate the Investment Plan and invest directly in Thai securities.

Board Considerations

The Board of the Fund regularly reviews possible actions that may address the Fund's discount and enhance Stockholder value. Considering the persistent discount at which the Fund's Shares have traded and the increased costs associated with tender offers and share buy-backs under the Fund's current structure, the Board of the Fund, after considering various alternatives, approved and recommended that the Stockholders approve restructuring the Fund by liquidating and terminating the Investment Plan and investing directly in the securities of Thai Companies, with the securities registered in the name of State Street Bank and Trust Company's ("State Street") United Kingdom ("U.K.") affiliate, State Street Bank Europe Limited, (the "State Street Affiliate") for the benefit of the Fund so that the Fund can avail itself of a Thai-U.K. tax treaty that provides an exemption from capital gains tax. Specifically, the Board also considered the possibility of maintaining the current Investment Plan structure or converting the Investment Plan to a Thai SEC registered mutual fund. After analyzing these alternatives, including the tax implications of each alternative, the Board concluded that it would be in the best interests of Stockholders for the Fund to invest directly in Thai securities and register the securities through the State Street Affiliate.

The Board considered that, by investing through the Investment Plan, the Fund is subject to a 10% tax on cash repatriated from Thailand. If the Fund instead directly invested in Thailand, it would not be subject to the repatriation tax. Further, because the Fund intends to invest directly in Thailand through a U.K. registration, the Fund would be exempt from capital gains taxes. Specifically, State Street, as the Fund's global custodian, has obtained a ruling from the Phayathai District of the Thailand Revenue Department that supports the exemption from Thai capital gains tax for securities registered in the name of the State Street Affiliate for the benefit of the Fund because the Thailand Securities Depository recognizes the State Street Affiliate as the registered owner. The Board determined that such a structure would create significant tax savings for the Fund generally, and specifically if the Board approves tender offers and/or share repurchases, although there is no guarantee that the Thai regulators will not revoke the capital gains tax exemption available by investing through a U.K. registration at any time. It is expected that transitioning from the Investment Plan to investing directly through a U.K. registration would be a tax-free event to U.S. Stockholders of the Fund as no capital gains are expected to be generated by the transition.

Additionally, the Board considered that the Investment Plan permits the Fund to effectively invest in Thai securities without certain limits and/or restrictions imposed on foreign investors and, if the Fund invests directly, this will not be the case. However, the Fund could instead invest through either the Main (Local) Board or the Foreign Board, with certain restrictions. Foreign investors trading on the Main (Local) Board have access to an unlimited number of shares available for investment and lower prices, but are not able to exercise voting rights, receive dividends, receive warrants or trade with other foreign investors. Foreign investors trading on the Foreign Board are able to exercise voting rights, receive dividends, receive warrants and trade with other foreign investors, but there are limits on the number of shares available for investment and such shares trade for higher prices. Because of these limits on the number of shares that can be owned by foreign shareholders, certain securities currently held by the Investment Plan could not be held by the Fund if it invested directly in Thailand while retaining the right to receive dividends. If the Investment Plan is liquidated, the Fund would, in accordance with market practice, exchange these shares for non-voting depository receipts ("NVDRs"), which are issued by a subsidiary of the Stock Exchange of Thailand and entitle holders to all of the economic benefits of share ownership, but no voting rights. The exchange of shares for NVDRs is expected to be tax-free. NVDRs are not derivatives and would not increase the Fund's counterparty exposure.

In connection with liquidating the Investment Plan, the Fund would also terminate its agreement with its Thai sub-adviser, MFC Public Company Limited ("MFC"), with the Fund continuing to be managed by MSIM. The Board believes that MSIM's long history of investment management in the Thai market and its global expertise and resources enable MSIM to provide the Fund with first rate research, trading and investment management services. The termination of MFC, together with that of certain other local service providers, is projected to create annual net cost savings of approximately $500,000 for the Fund.

After considering the liquidation and termination of the Investment Plan and investing directly in Thailand through a U.K. registration and alternatives to this structure, based upon the foregoing considerations and other relevant factors, at a quarterly meeting held on February 27-28, 2013, the Board determined that, under the circumstances, liquidation and termination of the Investment Plan and investing directly in Thailand through a U.K. registration is in the best interests of the Fund and its Stockholders. Following review and discussions with management and Fund counsel, the Fund's Directors, including the Independent Directors, then approved and recommended that the Stockholders approve the liquidation and termination of the Investment Plan and the appointment of a liquidator and directed that it be submitted for consideration by the Fund's Stockholders.

If liquidation and termination of the Investment Plan pursuant to the Liquidation Plan is approved by Stockholders, management, under the oversight of the Board and the officers of the Fund, will appoint a liquidator and seek the Thai SEC's approval of the termination of the Investment Plan, the appointment of the liquidator and payment to the Fund in securities or cash. Thereafter, securities that have reached foreign investor limits will be exchanged for NVDRs, accounts with State Street's Thai sub-custodian will be established and securities will be registered in the name of the State Street Affiliate for the benefit of the Fund, after which all debts of the Investment Plan will be cleared and the Investment Plan will be liquidated. The Fund cannot predict at this time how long it will take to accomplish an orderly liquidation of the Investment Plan because claims against the Fund may arise during the liquidation process. If Stockholders do not approve the liquidation and dissolution of the Fund pursuant to the Liquidation Plan, the Board will consider what further action, if any, to take.

Required Vote

Approval of the liquidation and dissolution of the Fund pursuant to the Liquidation Plan is to be determined by the vote of a majority of the outstanding Shares of the Fund.

The Board of Directors of the Fund recommends that you vote "FOR" the liquidation and termination of the Investment Plan.

STOCKHOLDER PROPOSAL FOR TTF
(Proposal No. 3)

A stockholder of the Fund, Donald R. Logan (the "Proponent"), has submitted a proposal, set forth below, for inclusion in this Proxy Statement for consideration by Stockholders of the Fund. The Proponent has provided evidence to the Fund of beneficial ownership of shares of common stock of the Fund with a market value that exceeds $2,000. The Fund will promptly provide the address of the Proponent to any person who requests such information by writing to the Fund, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036 or by calling (800) 231-2608.

The Fund's Board of Directors ("Board") recommends that Stockholders vote AGAINST the Proponent's proposal. The reasons for the Board's recommendation are set forth below the Proponent's supporting statement.

Proposal

Resolved: The Investment Management Agreement between Morgan Stanley Investment Management Inc. ("Morgan Stanley") and The Thai Fund, Inc. (NYSE symbol "TTF") shall be terminated.

Supporting Statement

You will become more wealthy if you vote FOR this shareholder proposal. For many years TTF has sold at a persistent discount to its net asset value ("NAV"). If the existing Investment Management Agreement is terminated by this shareholder proposal, the Board may be forced to open-end, liquidate or hire a new, more shareholder-friendly advisor. If TTF is open-ended or liquidated all shareholders will benefit because the discount will go away. For example, if you owned 1,000 shares of TTF on November 26, 2012, your TTF shares would have been worth approximately $20,950 (the "NAV") if TTF opened or liquidated on that date, but only $18,070 (the "discounted value") if TTF remained a closed-end fund. This would be an immediate increase of 15.94% of the value of your shares.

Morgan Stanley, its affiliates, and the Board benefit from keeping shareholder assets under management, in the closed-end format, so they can continue to extract various large fees and expenses, which is one of the reasons TTF sells at a discount to NAV. If TTF is open-ended or liquidated shareholders get richer by receiving the larger number (the NAV), while Morgan Stanley, its affiliates, and the hand-picked Directors will lose their large fees and expense accounts. If TTF is open-ended many shareholders will exit which proves that the Board is keeping shareholders in the closed-end format against the best interests of shareholders.

Morgan Stanley and its direct affiliates receive management fees, investment advisory fees, and brokerage fees from TTF. Board Directors receive fees and expenses. Unfortunately for Stockholders, the Board consists of hand-picked Directors who may be beholden to Morgan Stanley for their jobs as Directors and they have done almost nothing to address the discounted value of TTF shares. Directors may be ignoring their fiduciary responsibilities to shareholders in favor of their own interests.

Under the Investment Company Act of 1940, this shareholder proposal, to terminate the investment advisory agreement, is the only type of shareholder proposal that the Board cannot legally ignore.

Morgan Stanley and its affiliates are the main impediment to open-ending or liquidation because their various large fees will disappear if shareholders can receive NAV by exiting. Over twenty-five similar closed-end funds have opened or liquidated over the past few years, but it takes smart shareholders who want greater wealth, who vote FOR shareholder proposals. No shareholder needs this closed-end fund with high fees paid to Morgan Stanley. Shareholders are better off getting NAV and putting their money in lower-cost alternatives.

Please realize that Morgan Stanley's response to this shareholder proposal is self-serving; in the interest of Morgan Stanley, not in your interest. Your vote FOR terminating the Investment Advisory Agreement is a vote for getting NAV and thereby increasing the value of your shares.

The Board recommends that Stockholders vote AGAINST the Proponent's proposal for the reasons discussed below.

1.  Stockholders benefit from the experience and resources of MSIM.

Morgan Stanley Investment Management Inc. ("MSIM") is one of the world's largest global asset management firms with assets under management of $338 billion as of December 31, 2012. The Board believes that MSIM's global expertise and resources coupled with its long history of investment in the Thai market enable it to provide the Fund with first rate research, trading and investment management support.

MSIM has managed the Fund since its inception in June 1987. The Fund has consistently outperformed The Thai Capital Fund, Inc., the only other U.S. registered closed-end fund that invests primarily in Thai securities, as shown in the table below.

Fund Performance for the periods ended December 31, 2012

Fund Return	1-Year	3-Year	5-Year	10-Year
TTF	63.41%	33.84%	16.90%	22.53%
The Thai Capital Fund, Inc.*	33.29%	20.04%	9.36%	17.73%
Stock Exchange of Thailand (SET) Total Return Index**	45.72%	33.14%	17.54%	23.80%

*  Source: Lipper.

**  Index returns are provided by the Stock Exchange of Thailand (SET) Total Return Index provider.

The Fund also outperformed the Stock Exchange of Thailand (SET) Total Return Index for the one- and three-year periods ended December 31, 2012.

The Proponent's assertion that the Fund is "extracting large fees and expenses" and that investors are better off placing their money in lower-cost alternatives, is baseless. As of December 31, 2012, the Fund had a substantially lower expense ratio than The Thai Capital Fund, Inc., the only other U.S. registered closed-end fund that invests primarily in Thai securities, and a lower expense ratio than its Lipper category average and median (for a group of funds of which only two invest solely in Thailand), as shown in the table below.

Lipper Category Pacific Ex-Japan Funds

Total Expense Ratio*
TTF	1.460%
The Thai Capital Fund, Inc.	2.140%
Average	1.733%
Median	1.840%

*  Source: Lipper.

2.  MSIM and the Board have taken measures to make the Fund more competitive.

Contrary to the Proponent's statements, the Board is not "hand-picked" by MSIM. MSIM does not control the Director selection process, and all of the Directors have been nominated by the Board and elected by the Stockholders. The Board is always mindful of its fiduciary duties to Stockholders and regularly considers actions (including tender offers, share buy-backs and restructuring) to address the Fund's discount and improve Stockholder value. Specifically, as discussed in Proposal 2 of this Proxy Statement, after considering the Fund's persistent discount, the Board has proposed liquidating and terminating the Fund's Investment Plan (the "Restructuring"), which would make taking action to reduce the discount to NAV at which the Fund trades, including tender offers and share buy-backs, less costly to Stockholders. The Restructuring would further add Stockholder value by providing tax savings for the Fund and reducing service provider expenses. In an additional effort to reduce the Fund's discount, the Board has also approved a one-time tender offer whereby, if the Restructuring is approved and the Fund's shares trade at a discount to net asset value of greater than 10 percent for the 4 week period following the completion of the Restructuring, the Fund will conduct a tender offer for a portion of its outstanding shares. The Board and MSIM believe that these actions will help support the market value of the Fund's shares and increase the value of Stockholders' investments. The Board considered and balanced many factors over a number of meetings in determining to propose liquidating and terminating the Investment Plan and to conduct a tender offer. The Board will continue to periodically monitor whether any additional action with respect to the Fund's trading discount is necessary and in the best interests of the Fund and its Stockholders.

3.  Under the Proponent's proposal, the Fund could be left without a manager.

The Board also opposes the Proponent's proposal because it offers no viable alternative if MSIM is removed as the Fund's investment adviser, raising the possibility that the Fund could eventually be orphaned without any adviser at all. If the Proponent's proposal is approved, the Board would, of course, use its best efforts to search for a replacement investment adviser that would be willing and able to manage the Fund. The Investment Company Act provides a mechanism for the Board to retain MSIM as the Fund's investment adviser for an additional 150 days following the termination. There is no guarantee, however, that the Board would be able to find and retain a qualified investment adviser that would agree to assume the management of the Fund for a reasonable cost and obtain Stockholder approval of the new adviser during this time period. The Fund's invests in a market in which there are few comparably experienced managers and, under the circumstances, a replacement adviser could demand a premium for taking over management of the Fund. If a new adviser is not approved within this time period, the Fund will have no investment adviser, making it impossible for the Fund to carry out any portfolio management, research or trading. In that event, the Fund's investment program would be completely paralyzed.

The Proponent's proposal also ignores the significant expenses that the Fund and its Stockholders could incur in replacing MSIM. Not only could the search process for a replacement investment adviser itself prove costly, but given the limited number of managers with comparable experience in the Thai market, the Fund may be further forced to pay higher advisory fees to attract a replacement adviser that is qualified and willing to manage the Fund. The Fund's expenses could also increase if it must bear the replacement adviser's costs of establishing portfolio management, research and trading facilities dedicated to the Fund — resources that MSIM already provides. The Fund's costs could escalate even further depending on other integration expenses that come with a replacement investment adviser, such as the expenses of obtaining Stockholder approval of a new investment advisory agreement with a replacement investment adviser or brokerage costs due to increased portfolio turnover from a replacement investment adviser implementing its new strategy. In light of these significant management continuity and expense issues, the Board believes that the Proponent's proposal is not in the best interest of the Fund's Stockholders.

4.  The Proponent's proposal is a poor approach to reducing the Fund's discount and an indirect and costly method to open-end or liquidate the Fund.

The Proponent has offered no evidence that management of the Fund by a different investment adviser would improve the Fund's discount or add Stockholder value. Further, contrary to the Proponent's assertion that terminating MSIM as the Fund's adviser would have a positive effect on the Fund's market share price, the Board is concerned that the uncertainty surrounding a dismissal of MSIM could seriously undermine the Fund's market share price.

Additionally, the Proponent suggests that removing MSIM as the Fund's investment adviser will lead to an open-ending or liquidation of the Fund, but the decision to open-end or liquidate a Fund does not rest solely with its investment adviser and, in accordance with applicable law, such decisions require the vote of Stockholders and the Board. Obtaining Stockholder approval of a Fund liquidation or conversion to an open-end structure is uncertain and the vote can take significant time even if a quorum can be achieved. In the event that Stockholder approval of liquidation or conversion of the Fund is not obtained after termination of the investment management agreement, the Fund would be exposed to market movements without an investment adviser, with the potential for significant investor losses, as discussed above.

Finally, contrary to the Proponent's statement that a proposal to terminate the advisory agreement is "the only type of shareholder proposal the Board cannot ignore," the Board will consider any Stockholder proposal appropriately given to the Fund. Despite this, rather than present a proposal to open-end or liquidate the Fund directly, the Proponent's indirect attempt to effect these changes would incur the expenses of an additional Stockholder vote and the costs and problems associated with potentially leaving the Fund without an investment adviser.

5.  There are negative consequences of open-ending or liquidating the Fund.

Because of the Fund's current structure, cash repatriated from Thailand to the United States is typically subject to a 10% repatriation tax. The Fund is currently holding a large number of appreciated securities and, if the Fund were to be subject to a large redemption, as will likely occur if it were converted to an open-end fund, the Fund will likely incur a substantial tax liability and the value of a Stockholder's investment in the Fund could be reduced by as much as 10%. Furthermore, the complete liquidation of the Fund will likely convert the substantial portfolio appreciation into taxable gain in the year of liquidation for all Stockholders, including those who do not wish to redeem their shares. Finally, the Fund's securities may have to be sold at an inopportune time to fund a liquidation or large redemption, thus having an additional adverse effect on the Fund. Accordingly, after paying any repatriation tax, capital gains taxes and liquidation or conversion expenses, it is likely that the benefit to Stockholders that the Proponent projects will be reduced, potentially significantly.

6.  The Board believes that it is in the Fund's best interests for MSIM to continue to serve as investment adviser to the Fund.

For the reasons discussed above, the Board believes that Fund Stockholders benefit from the services, experience and resources of MSIM.

Accordingly, your Board agrees that the Proponent's proposal is not in the best interests of Stockholders of the Fund. Your Board recommends that the Stockholders vote AGAINST the Proponent's proposal to terminate the management agreement with MSIM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of the Fund's outstanding Shares at April 19, 2013. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission (the "Commission").

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	4,378,057 Shares with shared voting power and shared dispositive power	29.0%
1607 Capital Partners, LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	804,398 Shares with sole voting power and sole dispositive power	5.33%

As of April 19, 2013, the aggregate number of Shares of the Fund owned by the Fund's officers and Directors as a group was less than one percent of the Fund's outstanding Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Fund's executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on December 4-5, 2012, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund's financial statements for its most recent fiscal year were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the Fund's most recent fiscal year end be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee Michael F. Klein, Member of the Audit Committee Michael E. Nugent, Member of the Audit Committee W. Allen Reed, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund's financial statements for the fiscal years ended December 31, 2012 and 2011 amounted to $53,800 and $53,800, respectively.

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of the Fund's financial statements for the fiscal years ended December 31, 2012 and 2011.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for the fiscal years ended December 31, 2012 and 2011 amounted to $3,380 and $3,380, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for the Fund for the fiscal years ended December 31, 2012 and 2011.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which each of Ernst & Young LLP billed the Fund fees for the fiscal year ended December 31, 2012 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP, as applicable, for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended December 31, 2012 and 2011 amounted to $ 4,513,465 and $1,222,720, respectively. Such services for the 2012 and 2011 fiscal years included: (i) audit-related fees of $0 and $0, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations" and (ii) all other fees of $4,513,465 and $1,222,720, respectively, related to services such as performance attestation.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser are compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if it desires to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for the Fund is not obtained at the Meeting of the Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's Shares present in person or by Proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to the Fund are not received, Proxies (including abstentions and "broker non-votes," if any) would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders. For purposes of Proposal 1, abstentions are not counted as votes "for" or "withheld."

Abstentions and broker "non-votes" will not count as votes in favor of any Proposal, but will be deemed to be present at the Meeting of the Fund for purposes of determining a quorum. Broker "non-votes" are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

A Stockholder's Proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 2014 must be received by the Fund on or before January 9, 2014 in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any Stockholder who desires to bring a Proposal at the Fund's Annual Meeting of Stockholders in 2014, without including such Proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March 27, 2014 and not later than April 26, 2014, in the manner and form required by the Fund's By-Laws. The Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of the Fund requesting such By-Laws.

Requests for the Fund's By-Laws should be made in writing to the Fund, c/o Morgan Stanley Investment Management, 522 Fifth Avenue, Legal Department-19th Floor, New York, NY 10036.

  MARY E. MULLIN
  Secretary

Dated: May 9, 2013

Stockholders of the Fund who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

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EXHIBIT A

JOINT CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED ON FEBRUARY 20, 2007,
FEBRUARY 24, 2009, JUNE 17, 2010, JUNE 6, 2011
AND JUNE 27 AND 28, 2012

The Boards of Directors/Trustees (collectively, the "Board") of the investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (together, the "Adviser") listed on the attached Exhibit A has adopted and approved this charter for the audit committee of the Board (the "Audit Committee").(1)

•  Structure And Membership of the Audit Committee

Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303A.01 and 303A.02 (2) and (3); (b) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than three members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee. The Audit Committee will, periodically, meet separately with management, with internal auditors and with independent auditors to perform its oversight functions. The Audit Committee will also generally discuss policies in place with respect to risk assessment and risk management of the Funds.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board. As part of the annual Board self evaluation, the Audit Committee members will evaluate the performance of the Audit Committee.

(1)  Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms "Committee," "Directors/Trustees" and "Board" mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit A-1

Financially Literate

Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Board in its business judgment.

Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6) and in Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "SOX Act").

•  Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board's ("PCAOB") Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB's Ethics and Independence Rule 3526, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

•  Registration with PCAOB

The Auditor must be registered with the PCAOB.

•  Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

•  Duties and Powers of Audit Committee

The Audit Committee shall have the duty and power to:

•  make recommendations to the Board regarding selection of the Auditor;

•  oversee and evaluate the work of the Auditor;

•  require the Auditor to report directly to the Audit Committee;

•  determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•  pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the SOX Act and rules promulgated by the Securities and Exchange Commission (the "SEC") under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix A); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of

Exhibit A-2

services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Board's independent counsel;

•  consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor's independence;

•  review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•  require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•  review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•  review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

•  review and discuss the Fund's audited and semi-annual financial statements with Fund management;

•  review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

•  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

•  review legal and regulatory matters presented by counsel and the Fund's Auditor that may have a material impact on the Fund's financial statements;

•  consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

Exhibit A-3

•  receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•  establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates or others of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act and Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•  oversee any (a) disagreements and/or (b) resolutions to disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•  require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•  perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's Declaration of Trust, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

Valuation

•  develop a sufficient knowledge of the valuation process and of the Adviser's Valuation Procedures (the "Valuation Procedures") in order to carry out its responsibilities;

•  review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make recommendations to the Board of the Funds with respect to the Valuation Procedures based upon such review;

•  review reports of actions of periodic Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

•  review the reports described in the Valuation Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Valuation Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•  review and recommend to the Board any proposed amendments to the Valuation Procedures;

•  review, at least annually, the Valuation Procedures and methodologies utilized in the valuation of portfolio securities of the Funds; and

•  review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen.

Exhibit A-4

Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund's financial statements and is ultimately accountable to the Audit Committee.

Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including but not limited to, specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. In addition, interim actions may also be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Audit Committee.

Minutes of Meetings: Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

Exhibit A-5

EXHIBIT A

MORGAN STANLEY FUNDS
JUNE 27 AND 28, 2012

Retail Funds

Active Assets Government Securities Trust ("AA Government")

Active Assets Institutional Government Securities Trust ("AA Institutional Government")

Active Assets Institutional Money Trust ("AA Institutional Money")

Active Assets Money Trust ("AA Money")

Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")

Morgan Stanley U.S. Government Money Market Trust ("Government Money")

Active Assets California Tax-Free Trust ("AA California")

Active Assets Tax-Free Trust ("AA Tax-Free")

Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free Daily")

Morgan Stanley New York Municipal Money Market Trust ("New York Money")

Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")

Morgan Stanley Multi Cap Growth Trust ("Multi Cap Growth")(2)

Morgan Stanley European Equity Fund Inc. ("European Equity")

Morgan Stanley Focus Growth Fund ("Focus Growth")

Morgan Stanley Global Infrastructure Fund ("Global Infrastructure")

Morgan Stanley International Fund ("International Fund")

Morgan Stanley International Value Equity Fund ("International Value")

Morgan Stanley Mid Cap Growth Fund ("Mid Cap Growth")

Morgan Stanley Global Strategist Fund ("Global Strategist Fund")(3)

Morgan Stanley Global Fixed Income Opportunities Fund ("Global Fixed Income Opportunities")(4)

Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration Government")

Morgan Stanley Mortgage Securities Trust ("Mortgage Securities")

Morgan Stanley U.S. Government Securities Trust ("Government Securities")

(2)  Formerly Capital Opportunities Trust

(3)  Formerly Strategist Fund

(4)  Formerly Flexible Income Trust and Fixed Income Opportunities Fund

Exhibit A-6

Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")

•  Growth Portfolio(5)

•  Multi Cap Growth Portfolio(6)

•  Flexible Income Portfolio

•  Focus Growth Portfolio

•  Global Infrastructure Portfolio

•  Mid Cap Growth Portfolio

•  Money Market Portfolio

Morgan Stanley Variable Investment Series ("Variable Investment")

•  Aggressive Equity Portfolio

•  Multi Cap Growth Portfolio(7)

•  European Equity Portfolio

•  Global Infrastructure Portfolio

•  Income Plus Portfolio

•  Limited Duration Portfolio

•  Money Market Portfolio

•  Strategist Portfolio

Funds of Hedge Funds

Alternate Investment Partners Absolute Return Fund ("Absolute Return Fund")

Alternative Investment Partners Absolute Return Fund STS ("Absolute Return STS")

AIP Multi-Strategy Fund A ("Multi-Strategy A")(8)

AIP Multi-Strategy Fund P ("Multi-Strategy P")(9)

Morgan Stanley Institutional Fund of Hedge Funds LP ("Fund of Hedge Funds")

Morgan Stanley Global Long/Short Fund A ("Global/Long Short A")

Morgan Stanley Global Long/Short Fund P ("Global/Long Short P")

(5)  Formerly Capital Growth Portfolio

(6)  Formerly Capital Opportunities Portfolio

(7)  Formerly Capital Opportunities Portfolio

(8)  Formerly Alternative Investment Partners Absolute Return Fund A

(9)  Formerly Alternative Investment Partners Absolute Return Fund P

Exhibit A-7

Institutional Funds

Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

•  Active International Allocation Portfolio

•  Advantage Portfolio

•  Asian Equity Portfolio

•  Growth Portfolio(10)

•  Emerging Markets Domestic Debt Portfolio(11)

•  Emerging Markets External Debt Portfolio

•  Emerging Markets Portfolio

•  Opportunity Portfolio(12)

•  Focus Growth Portfolio

•  Global Advantage Portfolio

•  Global Discovery Portfolio

•  Global Franchise Portfolio

•  Global Insight Portfolio

•  Global Opportunity Portfolio(13)

•  Global Real Estate Portfolio

•  Insight Portfolio

•  International Advantage Portfolio

•  International Equity Portfolio

•  International Opportunity Portfolio

•  International Real Estate Portfolio

•  International Small Cap Portfolio

•  Multi-Asset Portfolio

•  Select Global Infrastructure Portfolio

•  Small Company Growth Portfolio

•  Total Emerging Markets Debt Portfolio

•  U.S. Real Estate Portfolio

(10)  Formerly Capital Growth Portfolio

(11)  Formerly Emerging Markets Debt Portfolio

(12)  Formerly Equity Growth Portfolio

(13)  Formerly Global Growth Portfolio

Exhibit A-8

Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

•  Balanced Portfolio

•  Core Fixed Income Portfolio

•  Core Plus Fixed Income Portfolio

•  Corporate Bond Portfolio(14)

•  Limited Duration Portfolio

•  Mid-Cap Growth Portfolio

The Universal Institutional Funds, Inc. ("Universal Funds")

•  Growth Portfolio(15)

•  Core Plus Fixed Income Portfolio

•  Emerging Markets Debt Portfolio

•  Emerging Markets Equity Portfolio

•  Global Franchise Portfolio

•  Global Real Estate Portfolio

•  Global Tactical Asset Allocation Portfolio(16)

•  Mid Cap Growth Portfolio

•  Small Company Growth Portfolio

•  U.S. Real Estate Portfolio

Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

•  Government Portfolio

•  Government Securities Portfolio

•  Money Market Portfolio

•  Prime Portfolio

•  Tax-Exempt Portfolio

•  Treasury Portfolio

•  Treasury Securities Portfolio

(14)  Formerly Investment Grade Fixed Income Portfolio

(15)  Formerly Capital Growth Portfolio

(16)  Formerly International Magnum Portfolio

Exhibit A-9

Closed-End Funds

Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")

Morgan Stanley China A Share Fund, Inc. ("China A Fund")

Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")

Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt")

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("Emerging Markets Domestic Debt")

Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")

Morgan Stanley Frontier Emerging Markets Fund, Inc. ("Frontier Emerging Markets")

Morgan Stanley Income Securities Fund, Inc. ("Income Securities")

The Latin American Discovery Fund, Inc. ("Latin American Discovery")

The Malaysia Fund, Inc. ("Malaysia Fund")

The Thai Fund, Inc. ("Thai Fund")

The Turkish Investment Fund. Inc. ("Turkish Investment")

Morgan Stanley India Investment Fund, Inc. ("India Investment")

14 Formerly Investment Grade Fixed Income Portfolio

15 Formerly Capital Growth Portfolio

16 Formerly International Magnum Portfolio

Exhibit A-10

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(17)

Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

(17)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-IA, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Appendix B.1

Pre-Approved Audit Services for the period from July 1, 2012 through June 30, 2013
Dated: June 27 and 28, 2012

Range of Fees
Service	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	See list of fees to be distributed at the meeting **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

	*	*

Appendix B.2

Pre-Approved Audit-Related Services for the period from July 1, 2012 through June 30, 2013
Dated: June 27 and 28, 2012

Range of Fees
Service	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Services associated with registration statement with Japanese regulatory authorities, including issuance of consent and opinion for Morgan Stanley Asia-Pacific Fund	$15,000	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, PCAOB or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Appendix B.3

Pre-Approved Tax Services for the period from July 1, 2012 through June 30, 2013
Dated: June 27 and 28, 2012

Range of Fees
Service	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	See list of fees to be distributed at the meeting **	N/A
Identification of Passive Foreign Investment Companies	$150,000	*
Foreign Tax Services — Preparation of local foreign tax returns (ie: India) and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$400,000	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)	*	*
The Morgan Stanley China A Share Fund can not repatriate money from China without an audit of the local (Chinese) books and records related to the A share investments. This is performed in mainland China by D&T	*	$450,000
Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing	*	*

Appendix B.4

Pre-Approved All Other Services for the period from July 1, 2012 through June 30, 2013
Dated: June 27 and 28, 2012

Range of Fees
Service	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*  Aggregate fees related to the pre-approved services will be limited to 10% of the 2012/2013 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

**  Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services
Dated: June 27 and 28, 2012

•  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•  Financial information systems design and implementation

•  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•  Actuarial services

•  Internal audit outsourcing services

•  Management functions

•  Human resources

•  Broker-dealer, investment adviser or investment banking services

•  Legal services

•  Expert services unrelated to the audit

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EXHIBIT B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON FEBRUARY 20, 2007,
JUNE 17, 2010 AND JUNE 27 and 28, 2012

1.  MISSION STATEMENT

The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively, the "Board") of each Fund listed in the attached Exhibit A(18). The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Trustees (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

2.  COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in Sections 303A.01 and 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the "Independent Trustees."

(18)  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit B-1

3.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

4.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

1.  Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

1.  evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

2.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

3.  review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

2.  Selection, Nomination of Committee Members

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board.

Exhibit B-2

Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

3.  Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

1.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

1.  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

2.  trustee/director duties and responsibilities;

3.  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

4.  trustee/director orientation and continuing education;

2.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

3.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

4.  Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

Exhibit B-3

6.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

7.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

8.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

9.  REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

Exhibit B-4

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 24, 2013

Please detach at perforation before mailing.

PROXY	THE THAI FUND, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2013

This proxy is solicited on behalf of the Board of Directors of The Thai Fund, Inc. (the “Fund)

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu and Mary E. Mullin, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 19, 2013 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 24, 2013 at 8:50 a.m., New York Time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” Proposal 1 and Proposal 2 and “AGAINST” Proposal 3.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	THA_24570_041613

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 24, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-24570

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2 AND “AGAINST” PROPOSAL 3 AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.	Election of Directors Nominees:	FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT
	01. Frank L. Bowman	☐	☐	☐
02. James F. Higgins 03. Manuel H. Johnson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	To consider and act upon a proposal to liquidate and terminate the contractual investment plan existing in Thailand through which the Fund currently holds all of its Thai assets.	☐	☐	☐

3.	To consider and act upon a stockholder proposal to terminate the Investment Management Agreement between Morgan Stanley Investment Management Inc. and the Fund.	☐	☐	☐

4.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THA_24570_041613